UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)             November 30, 2005


                           ON THE GO HEALTHCARE, INC.
             (Exact name of registrant as specified in its charter)

    DELAWARE                      333-61538                 98-0231687
 - ---------------             --------------------    -------------------
 (State or Other                 (Commission          (IRS Employer
 Jurisdiction of                 File Number)           Identification
  Incorporation)                                                   No.)

                          85 Corstate Avenue, Unit #1
                               Concord, Ontario
                                Canada L4K 4Y2
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code:  (905) 760-2987

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 30, 2005, we entered into a Promissory Note with Dutchess Private Equities Fund, L.P. and Dutchess Private Equities Fund, II, L.P. The principal amount of the Note is $800,000 and it carries no interest. The Note has a
discount of $160,000 and we will pay an additional $40,000 in fees.   Pursuant
to the terms of the Note, we will make payments in the amount of the greater of $66,666.66 or 50% of each Put, as described in our Investment Agreement with Dutchess, until the face amount is paid in full, minus any fees due. Payments will be due on the third calendar day of each month. The holder has the right to convert the Note into shares of Common Stock any time after the Closing Date. The Note is subject to automatic conversion on November 30, 2006.

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The description of the transaction contained herein is qualified in its entirety by reference to the Promissory Note filed as Exhibit 4.1 and incorporated herein by reference. Additionally, the description of the Put transaction contained herein is qualified in its entirety by reference to the Investment Agreement between the Company and Dutchess Private Equities Fund, L.P., dated February 27, 2004 (included as Exhibit 10.2 to the Form SB-2 filed February 27,2004, and incorporated herein by reference).


This report may contain forward-looking statements that involve risks and uncertainties, including, without limitation, statements concerning our business and possible or assumed future results of operations. We generally use words such as "believe," "may," "could," "will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons including: our ability to continue as a going concern, adverse economic changes affecting markets we serve; competition in our markets and industry segments; our timing and the profitability of entering new markets; greater than expected costs, customer acceptance of our products or difficulties related to our integration of the businesses we may acquire; and other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.


Item  9.01  Financial  Statements  and  Exhibits.

(c)  Exhibits:

4.1 Promissory Note between the Company and Dutchess Private Equities Fund, L.P. and Dutchess Private Equities Fund, II, L.P., dated November 30, 2005 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ON THE GO HEALTHCARE, INC.
                                  (Registrant)
Date    December 5, 2005

                                  /s/ Stuart Turk
                                  ------------------------------------
                                  Print Name:  Stuart Turk
                                  Title:  President and Chief Executive Officer

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